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                                                                    EXHIBIT 23.1


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 9, 2001, in the Registration Statement (Form S-3 No. 333-60462) and related Prospectus of EXCO Resources, Inc. dated May 23, 2001.


                                            /s/ ERNST & YOUNG LLP

Dallas, Texas

May 22, 2001